Subsequent Events	12 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On May 9, 2019, Takeda announced the sale of Xiidra® (lifitegrast ophthalmic solution), which was obtained as part of the Shire acquisition, to buyer Novartis. Xiidra® is currently marketed in the United States and Canada. Under the terms of the agreement, Takeda will receive total consideration of up to 5.3 billion USD (approximately 590.0 billion JPY), including 3.4 billion USD in cash at closing and up to 1.9 billion USD in contingent payments. The contingent payments become payable to Takeda at specified milestones based on sales of Xiidra® or a comparable generic product. Xiidra® was recorded as held for sale at the date of the Shire acquisition, as Takeda intended to dispose of Xiidra®. The disposal group including Xiidra® was recorded at the acquisition date based on the estimated consideration to be received in the transaction. The deal is expected to be closed in the second quarter ended September 30, 2019.
On May 9, 2019, Takeda announced the sale of TachoSiltm (Fibrin Sealant Patch) to buyer Ethicon for 400 million EUR (approximately 50 billion JPY). In addition, Takeda entered in a long-term manufacturing services agreement with the buyer. The transaction includes the sale of product rights and transfer of related workforce. The deal is expected to be closed in the second quarter ended September 30, 2019.
On May 14, 2019, Takeda announced the issuance of 11,350 thousand shares at an issuance price of 4,318 JPY per share through third- party allotment to The Master Trust Bank of Japan, Ltd., which is the trust account for Takeda’s ESOP subsidiary. This issuance was approved by the resolution of the Board of Directors. These shares are issued with the intention to be reacquired by Takeda from the ESOP trust for distribution of share-based compensation awards.
On June 6, 2019, Takeda issued hybrid bonds (subordinated bonds) (“Hybrid Bonds”) with an aggregate principal amount of 500 billion JPY. The proceeds from this Hybrid Bonds offering were used to repay the existing syndicated loans comprised of the senior short-term loan facility that was utilized to finance the acquisition of Shire. The Hybrid Bonds will mature on June 6, 2079. Under the terms and conditions of the Hybrid Bonds, Takeda may make an early repayment of all of the principal of the Hybrid Bonds on each interest payment date beginning October 6, 2024. Interest is payable semi-annually at a rate per annum subject to revision. The Hybrid Bonds are unsecured, and Takeda is not subject to any financial covenants related to these bonds.